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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2003





                           BIOTRANSPLANT INCORPORATED

             (Exact name of registrant as specified in its charter)



         DELAWARE                         000-28324             04-3119555
-------------------------------  -----------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

     200 Boston Avenue
     Medford, MA                                                   02155
----------------------------                                 -------------------
  (Address of principal                                          (Zip Code)
    executiveoffices)

       Registrant's telephone number, including area code: (781) 393-8500


                            Building 75, Third Avenue
                              Charlestown Navy Yard
                                 Charlestown, MA
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

       On February 27, 2003, BioTransplant Incorporated issued a press release announcing that the Company and its wholly-owned subsidiary, Eligix, Inc., have filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The filings were made in U.S. Bankruptcy Court in Boston, Massachusetts. A copy of the press release announcing the filings is attached as
Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c) Exhibits.

       See Exhibit Index attached hereto.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2003                 BIOTRANSPLANT INCORPORATED

                                        By: /s/ Donald B. Hawthorne
                                           -----------------------------------
                                           Donald B. Hawthorne
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.           EXHIBIT
-----------           -------
Exhibit 99.1          Press Release dated February 27, 2003